UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2011

Date of reporting period:	December 1, 2010 — May 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEYAX

Putnam Equity Income Fund

Semiannual report 5|31|11

A world of investing.™

Putnam Investments

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Semiannual report
5 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Message from the Trustees

Dear Fellow Shareholder:

Near the midpoint of 2011, the U.S. economic recovery continues despite recent evidence that it may have hit a “soft patch.” Slow jobs growth, rising global commodity prices, European sovereign debt woes, civil unrest in North Africa and the Middle East, and the lingering effects of the disasters in Japan are all contributing to this economic pause.

In the face of these disappointments, we remain confident in the fundamental resilience of the current economic expansion. The recent deceleration appears temporary and does not indicate a slip back toward recession. It is Putnam’s view that the markets will remain unsettled over the next several months as these headwinds abate and growth strengthens.

In this environment, it is also important to remember how far the economy and markets have come since the Great Recession of 2008. While the recovery is not yet self-sustaining, we believe it is slowly gathering strength and momentum.

Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment, premised as it is on finding selective opportunities rather than on riding a market wave. Moreover, it is also an important time to consult with your financial advisor to ensure that your investments are aligned with your personal goals, time horizon, and risk tolerance.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Bart Geer, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of companies that he believes are poised for positive change.

"Successful investing for me is not the result of one or two large macroeconomic calls, but rather is driven by hundreds of smaller decisions."

Bartlett R. Geer, CFA
Portfolio Manager

Analyzing companies since 1981, through every kind of market.

A search for promising stocks

Bart Geer seeks a combination of growth and income potential for investors. Key components of his approach include:

Value stocks

These are stocks whose prices appear low relative to the growth potential of the issuing company. Bart targets stocks that he believes will appreciate as the market recognizes their long-term worth.

Dividend-paying companies

Dividends are excess profits distributed to shareholders, often by mature companies. In addition to providing income for investors, they can be a sign that a company's management is confident in the ongoing health of the business.

The fund has earned four-star ratings

Morningstar ratings among Large Value Funds as of 6/30/11.

Overall	★★★★	Out of 1,114 funds
3 years	★★★★	1,114 funds
5 years	★★★★	964 funds
10 years	★★★★	543 funds

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Morningstar rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. Data are historical. Past performance is no guarantee of future results. Morningstar Ratings shown are for class A shares only; other classes may have different performance characteristics.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Bartlett R. Geer, CFA

Bart, for the six-month period, the fund performed well relative to its benchmark and funds in its Lipper peer group. What contributed to its results?

I am pleased to report that the fund’s solid performance was largely the result of our stock selection. With the exception of holdings in a few sectors, such as energy and consumer discretionary, most stocks we chose for the portfolio performed well during the period. We are very stock-specific in our investing style — we focus on individual companies more than on broader sector trends or macroeconomic conditions. This active management approach was rewarded over the past six months.

Can you tell us about financial market conditions during the period?

This was a strong period for stocks overall, and investors should be pleased, although it was certainly not a smooth ride. Among the events that spooked the markets were a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East; spiking oil prices; and political turmoil in Europe stemming from its sovereign debt crisis.

While these events caused sharp declines in financial markets worldwide, U.S. stocks recovered quickly and managed to deliver solid gains. Within the fund’s portfolio, the strongest-performing sectors for the period were consumer staples, financials, health care, information technology, and materials.

Within the fund’s portfolio, what strategies or stocks had a positive impact on returns for the period?

One observation about the period is that many of the best-performing stocks have been long-term holdings for the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

And many of them were among the top detractors last year. In the course of holding any stock over time, we will see performance fluctuate, but it was nice to see our fund investors rewarded by these holdings during the period.

For example, the stock of Discover Financial Services was a top detractor for the fund last year, declining as investors grew concerned that new financial regulations might crimp the company’s future profits. We disagreed with those concerns and held on to the stock because we believed the company — whose credit trends were improving — continued to represent an attractive opportunity. The stock was a top contributor to performance for the period.

The same was true for Alliance Data Systems, another financial services company. As consumer confidence and the economy has recovered, our decision to maintain an overweight position in the consumer credit area has paid off.

As active fund managers, we have the flexibility to not own a stock that is included in our benchmark index — or to own less of it than the index. One of our most rewarding strategies during the period was our decision to not hold the stock of Berkshire Hathaway, the holding company engaged in a diverse range of businesses under the leadership of CEO Warren Buffett. The stock struggled due to weakness in the insurance industry as well as the company’s unexpected announcement that David Sokol, a key executive considered to be a potential successor to Buffett, was resigning.

Also worth mentioning are the fund’s positions in HMO stocks, particularly Aetna and CIGNA, both of which helped boost fund returns for the period. Last year, investors had considerable concerns about the health-care

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

reform bill and its potential impact on HMOs. A key issue was the effect of the medical loss ratio (MLR) provision, which limits the amount of premium that is spent on costs outside of medical care. When these HMO stocks declined, we took advantage of their low prices and added them to the portfolio. It now appears that the MLR provision may be less constraining to these companies, and the stocks have experienced a “relief rally” as a result. At the same time, utilization of medical services has remained low, which has helped HMOs keep expenses under control.

What are some stocks that held back performance?

The stock of OfficeMax was one of the most significant detractors from performance for the period. We thought this stock was attractively priced and that the company, an office supplies retailer, would benefit from a recovery in office employment. However, the stock has struggled as office employment has remained weak and raw material costs have led to greater-than-anticipated pricing pressures for the industry. OfficeMax remained in the portfolio at the close of the period, but we trimmed the position significantly.

Another disappointment has been computer hardware company Hewlett-Packard. The stock has been pressured by an overall decline in personal computer sales as well as rapidly increasing competition from tablet computers. Despite the recent weakness, we

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/11. Short-term holdings are excluded. Holdings will vary over time.

believe Hewlett-Packard remains an attractive long-term opportunity, and we still held it in the portfolio at period-end.

Cisco Systems, a provider of computer networking systems, has reported disappointing results for several consecutive quarters, due to a number of issues, including declining sales in its core switching and router businesses. Although the company’s high-margin products remain under competitive pressure, we still find this stock to be attractively valued, and Cisco, which has more cash than debt, recently initiated a dividend. The stock remained in the portfolio at period-end.

Can you tell us about the fund’s recent dividend increases?

Effective in December 2010, the fund’s dividend rate increased by 20.83%, from $0.048 to $0.058 per class A share. And effective in June 2011, it increased again, by 15.52%, from $0.058 to $0.067 per class A share. These increases were due to the fact that several of the companies in the fund’s portfolio have continued to recover and have increased their dividend rates. Other share classes had similar increases.

As we enter the second half of the fund’s fiscal year, what is your outlook?

As the period came to a close, we saw the beginning of a pullback in the market. This was not a surprise, as we had a pretty long run of strong performance from stocks without a significant correction.

Based on recent data, I believe the economic recovery will be tepid, but will continue, and stocks remain reasonably priced in this environment. In terms of volatility, this year could look a lot like last year — where we eventually enjoyed good, solid returns from stocks, but not without significant bouts of turbulence.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

We are beginning to see signs that corporate profits may have reached a peak, and we could see some erosion in profitability as the year progresses. For the fund, I think there are still many attractive opportunities for value investors in today’s market. In managing the portfolio, I continue to focus on a disciplined investment process that is grounded in fundamental research, disciplined stock selection, careful timing of trades, and constant attention to company fundamentals and stock valuations.

Thank you, Bart, for this update.

The views expressed in this report are exclusively those of Putnam Management, and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Bartlett R. Geer has an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Dartmouth College. A CFA charterholder, he joined Putnam in 2000 and has been in the investment industry since 1981.

IN THE NEWS

The Federal Reserve’s second quantitative easing program, dubbed “QE2,” came to an end on June 30. During the past several months, the Federal Reserve bought $600 billion in Treasury securities in an effort to inject money into the financial system. QE2 kicked off last fall, and was a follow-up to QE1, in which the central bank acquired more than $1 trillion in mortgage-backed securities from late 2008 through March 31, 2010. There is unlikely to be a QE3, however. In early June, Federal Reserve Bank Chairman Ben Bernanke said that while the U.S. economic recovery faces headwinds in the areas of jobs growth, high commodity prices, and a slowdown in manufacturing, the nation’s central bank will not embark on a third round of easing. Not surprisingly, equity investors were hoping for more stimulus money, while fixed-income investors are happy to see an end to it.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.03%	9.83%	9.09%	9.09%	9.20%	9.20%	9.37%	9.25%	9.75%	10.13%

10 years	67.45	57.79	55.26	55.26	55.39	55.39	59.23	53.61	63.28	71.67
Annual average	5.29	4.67	4.50	4.50	4.51	4.51	4.76	4.39	5.03	5.55

5 years	28.05	20.68	23.26	21.36	23.36	23.36	24.86	20.46	26.35	29.65
Annual average	5.07	3.83	4.27	3.95	4.29	4.29	4.54	3.79	4.79	5.33

3 years	11.03	4.62	8.45	5.45	8.51	8.51	9.31	5.51	10.13	11.80
Annual average	3.55	1.52	2.74	1.78	2.76	2.76	3.01	1.80	3.27	3.79

1 year	27.19	19.90	26.25	21.25	26.25	25.25	26.58	22.18	26.80	27.51

6 months	17.94	11.15	17.46	12.46	17.53	16.53	17.61	13.46	17.76	18.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 5/31/11

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	10.69%

10 years	47.56%	54.73
Annual average	3.97	4.36

5 years	8.81	21.71
Annual average	1.70	3.90

3 years	–1.22	4.77
Annual average	–0.41	1.49

1 year	24.23	26.57

6 months	16.67	15.00

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/11, there were 288, 271, 240, 193, 96, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.129		$0.071	$0.076	$0.092		$0.111	$0.148

Capital gains	—		—	—	—		—	—

Total	$0.129		$0.071	$0.076	$0.092		$0.111	$0.148

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/10	$14.09	$14.95	$13.95	$13.98	$13.96	$14.47	$14.01	$14.09

5/31/11	16.48	17.49	16.31	16.35	16.32	16.91	16.38	16.48

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	1.41%	1.33%	0.69%	0.76%	0.96%	0.92%	1.20%	1.65%

Current 30-day SEC yield [2]	N/A	1.91	1.29	1.29	N/A	1.48	1.78	2.28

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(10/1/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.95%	9.76%	9.02%	9.02%	9.13%	9.13%	9.30%	9.18%	9.68%	10.05%

10 years	66.87	57.30	54.77	54.77	54.79	54.79	58.76	53.17	62.72	71.10
Annual average	5.25	4.63	4.46	4.46	4.47	4.47	4.73	4.36	4.99	5.52

5 years	25.88	18.63	21.18	19.32	21.21	21.21	22.74	18.41	24.23	27.38
Annual average	4.71	3.48	3.92	3.60	3.92	3.92	4.18	3.44	4.43	4.96

3 years	19.74	12.86	16.98	13.98	17.03	17.03	17.90	13.80	18.74	20.58
Annual average	6.19	4.12	5.37	4.46	5.38	5.38	5.64	4.40	5.89	6.44

1 year	34.02	26.29	32.94	27.94	32.94	31.94	33.32	28.66	33.64	34.28

6 months	8.29	2.05	7.87	2.87	7.82	6.82	8.03	4.25	8.08	8.36

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/10*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Annualized expense ratio for the six-month period
ended 5/31/11	1.06%	1.81%	1.81%	1.56%	1.31%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from December 1, 2010, to May 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.76	$9.81	$9.82	$8.46	$7.11	$4.40

Ending value (after expenses)	$1,179.40	$1,174.60	$1,175.30	$1,176.10	$1,177.60	$1,180.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2011, use the following calculation method. To find the value of your investment on December 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.34	$9.10	$9.10	$7.85	$6.59	$4.08

Ending value (after expenses)	$1,019.65	$1,015.91	$1,015.91	$1,017.15	$1,018.40	$1,020.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before sales charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After sales charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 5/31/11 (Unaudited)

COMMON STOCKS (89.0%)*	Shares	Value

Aerospace and defense (3.2%)
General Dynamics Corp.	111,766	$8,295,273

L-3 Communications Holdings, Inc.	242,400	19,791,960

Northrop Grumman Corp.	840,000	54,843,600

Raytheon Co. S	509,608	25,674,051

United Technologies Corp.	81,000	7,109,370

		115,714,254
Airlines (0.3%)
United Continental Holdings, Inc. †	503,600	12,161,940

		12,161,940
Auto components (1.0%)
Autoliv, Inc. (Sweden) S	100,300	7,721,094

TRW Automotive Holdings Corp. † S	468,400	26,637,908

		34,359,002
Automobiles (0.9%)
Ford Motor Co. † S	1,906,300	28,441,996

General Motors Co. †	171,800	5,464,958

		33,906,954
Biotechnology (0.1%)
Celgene Corp. †	70,700	4,306,337

		4,306,337
Capital markets (4.6%)
Bank of New York Mellon Corp. (The)	904,200	25,417,062

Goldman Sachs Group, Inc. (The)	123,300	17,352,009

Invesco, Ltd.	338,600	8,353,262

Morgan Stanley	532,800	12,872,448

State Street Corp.	2,190,800	100,272,916

		164,267,697
Chemicals (1.3%)
Ashland, Inc.	515,600	35,236,104

Huntsman Corp. S	536,420	10,165,159

		45,401,263
Commercial banks (3.2%)
Comerica, Inc. S	275,300	9,941,083

Popular, Inc. (Puerto Rico) †	3,411,465	9,893,249

Sterling Bancshares, Inc.	288,600	2,450,214

U.S. Bancorp	1,273,600	32,604,160

Wells Fargo & Co.	2,125,950	60,313,202

		115,201,908
Commercial services and supplies (1.3%)
Avery Dennison Corp.	483,000	20,450,220

R. R. Donnelley & Sons Co. S	1,165,500	24,871,770

		45,321,990
Communications equipment (1.6%)
Cisco Systems, Inc.	1,289,800	21,668,640

Harris Corp. S	233,700	11,554,128

Qualcomm, Inc.	284,500	16,668,855

Tellabs, Inc. S	1,998,500	9,133,145

		59,024,768
Computers and peripherals (2.6%)
Dell, Inc. †	1,114,600	17,922,768

EMC Corp. †	463,618	13,199,204

COMMON STOCKS (89.0%)* cont.	Shares	Value

Computers and peripherals cont.
Hewlett-Packard Co.	848,200	$31,705,716

SanDisk Corp. †	625,700	29,733,264

		92,560,952
Consumer finance (2.8%)
Discover Financial Services	4,297,824	102,460,124

		102,460,124
Containers and packaging (0.8%)
Rock-Tenn Co. Class A S	60,600	4,655,898

Sonoco Products Co. S	645,900	22,877,778

		27,533,676
Diversified financial services (3.0%)
Bank of America Corp.	590,800	6,941,900

JPMorgan Chase & Co.	2,335,091	100,969,335

		107,911,235
Diversified telecommunication services (3.5%)
AT&T, Inc.	3,508,600	110,731,416

Verizon Communications, Inc.	435,800	16,094,094

		126,825,510
Electric utilities (2.1%)
Entergy Corp.	31,700	2,160,355

Great Plains Energy, Inc. S	170,438	3,608,172

NV Energy, Inc.	2,115,000	33,353,550

Pepco Holdings, Inc. S	1,875,800	37,459,726

		76,581,803
Electrical equipment (0.6%)
Emerson Electric Co.	20,200	1,101,910

Hubbell, Inc. Class B	308,600	20,416,976

		21,518,886
Energy equipment and services (0.8%)
National Oilwell Varco, Inc.	381,900	27,718,302

		27,718,302
Food and staples retail (1.1%)
CVS Caremark Corp.	1,057,700	40,922,413

		40,922,413
Health-care equipment and supplies (2.4%)
Baxter International, Inc.	495,700	29,504,064

Covidien PLC (Ireland)	539,675	29,682,125

Medtronic, Inc.	666,800	27,138,760

		86,324,949
Health-care providers and services (2.8%)
Aetna, Inc.	951,300	41,552,784

CIGNA Corp.	617,200	30,792,108

Lincare Holdings, Inc.	47,500	1,440,200

Quest Diagnostics, Inc.	419,200	24,489,664

WellPoint, Inc.	23,000	1,797,910

		100,072,666
Hotels, restaurants, and leisure (0.2%)
Brinker International, Inc. S	138,778	3,577,697

Wyndham Worldwide Corp.	143,400	4,991,754

		8,569,451
Household durables (0.7%)
Jarden Corp.	428,600	15,018,144

Newell Rubbermaid, Inc.	505,100	8,995,831

Whirlpool Corp.	8,600	720,680

		24,734,655

COMMON STOCKS (89.0%)* cont.	Shares	Value

Household products (2.5%)
Energizer Holdings, Inc. † S	219,100	$16,881,655

Kimberly-Clark Corp.	1,075,500	73,456,650

		90,338,305
Independent power producers and energy traders (0.8%)
AES Corp. (The) †	2,208,300	28,619,568

		28,619,568
Industrial conglomerates (1.2%)
Tyco International, Ltd.	891,600	44,000,460

		44,000,460
Insurance (4.9%)
Aflac, Inc.	141,800	6,776,622

Allstate Corp. (The)	159,700	5,011,386

Assurant, Inc.	930,500	34,419,195

Assured Guaranty, Ltd. (Bermuda)	916,021	15,590,677

Everest Re Group, Ltd.	16,000	1,423,520

Hartford Financial Services Group, Inc. (The)	2,011,400	53,603,810

MetLife, Inc.	113,700	5,014,170

Prudential Financial, Inc.	483,800	30,856,764

Validus Holdings, Ltd.	690,500	22,254,815

		174,950,959
IT services (0.7%)
IBM Corp.	147,000	24,832,710

		24,832,710
Leisure equipment and products (0.7%)
Mattel, Inc.	936,000	24,705,720

		24,705,720
Life sciences tools and services (0.2%)
Thermo Fisher Scientific, Inc. † S	128,800	8,429,960

		8,429,960
Machinery (2.0%)
Eaton Corp.	77,000	3,978,590

Ingersoll-Rand PLC S	911,700	45,493,830

Parker Hannifin Corp.	235,200	20,897,520

		70,369,940
Media (6.9%)
Comcast Corp. Special Class A	2,622,300	61,755,165

Interpublic Group of Companies, Inc. (The)	5,262,700	62,784,011

McGraw-Hill Cos., Inc. (The)	600,700	25,511,729

Omnicom Group, Inc. S	285,100	13,334,127

Time Warner, Inc. S	1,574,600	57,362,678

Viacom, Inc. Class B	501,700	25,290,697

		246,038,407
Multi-utilities (0.8%)
Ameren Corp. S	973,500	28,922,685

		28,922,685
Office electronics (0.9%)
Xerox Corp.	3,155,700	32,219,697

		32,219,697
Oil, gas, and consumable fuels (12.4%)
Apache Corp.	109,400	13,631,240

BP PLC ADR (United Kingdom)	381,900	17,659,056

Chevron Corp.	1,704,200	178,787,622

Marathon Oil Corp.	535,800	29,024,286

COMMON STOCKS (89.0%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Occidental Petroleum Corp.	17,500	$1,887,375

Royal Dutch Shell PLC ADR (United Kingdom) S	605,700	43,265,151

Sunoco, Inc.	383,800	15,540,062

Total SA (France) S	2,537,340	146,771,158

		446,565,950
Paper and forest products (1.3%)
International Paper Co.	1,439,300	44,934,946

		44,934,946
Personal products (0.1%)
Avon Products, Inc.	95,100	2,825,421

		2,825,421
Pharmaceuticals (5.0%)
Abbott Laboratories	732,100	38,252,225

Johnson & Johnson	26,700	1,796,643

Pfizer, Inc.	6,508,900	139,615,905

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	28,100	1,430,290

		181,095,063
Professional services (0.8%)
Dun & Bradstreet Corp. (The) S	370,600	29,725,826

		29,725,826
Real estate investment trusts (REITs) (2.0%)
American Capital Agency Corp. R	188,000	5,709,560

Annaly Capital Management, Inc. R S	570,000	10,334,100

Chimera Investment Corp. R S	3,133,800	12,253,158

CreXus Investment Corp. R	2,000,589	22,626,662

MFA Financial, Inc. R	1,736,552	14,309,188

ProLogis R S	283,634	4,696,979

		69,929,647
Semiconductors and semiconductor equipment (0.7%)
KLA-Tencor Corp.	246,100	10,606,910

Lam Research Corp. †	37,200	1,748,214

Texas Instruments, Inc.	389,400	13,745,820

		26,100,944
Software (0.9%)
BMC Software, Inc. †	155,300	8,670,399

CA, Inc.	1,063,200	24,878,880

		33,549,279
Specialty retail (0.4%)
Best Buy Co., Inc.	244,800	7,774,848

Office Depot, Inc. †	587,500	2,473,375

OfficeMax, Inc. † S	503,600	4,210,096

		14,458,319
Textiles, apparel, and luxury goods (0.2%)
Hanesbrands, Inc. † S	257,500	7,804,825

		7,804,825
Tobacco (2.4%)
Philip Morris International, Inc.	1,213,900	87,097,325

		87,097,325
Wireless telecommunication services (0.3%)
Telephone and Data Systems, Inc. S	307,400	10,051,980

		10,051,980

Total common stocks (cost $2,578,511,354)		$3,200,968,671

CONVERTIBLE PREFERRED STOCKS (5.3%)*	Shares	Value

Electric utilities (2.8%)
Great Plains Energy, Inc. $6.00 cv. pfd.	640,967	$42,656,354

PPL Corp. $4.75 cv. pfd.	859,369	49,542,623

PPL Corp. $4.375 cv. pfd.	138,431	7,667,693

		99,866,670
Insurance (0.7%)
XL Group PLC Ltd. $2.688 cv. pfd.	805,270	25,647,850

		25,647,850
IT Services (0.7%)
Unisys Corp. Ser. A, 6.25% cv. pfd.	321,441	26,480,310

		26,480,310
Transportation (1.1%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	2,834,979	37,421,723

		37,421,723

Total convertible preferred stocks (cost $171,293,451)		$189,416,553

CONVERTIBLE BONDS AND NOTES (3.5%)*	Principal amount	Value

Alliance Data Systems Corp. cv. sr. unsec. notes 4 3/4s, 2014	$43,903,000	$91,043,846

MGIC Investment Corp. cv. sr. notes 5s, 2017	19,697,000	20,516,395

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	6,976,000	14,904,922

Total convertible bonds and notes (cost $81,252,976)		$126,465,163

INVESTMENT COMPANIES (0.8%)*	Shares	Value

Apollo Investment Corp.	2,154,000	$24,577,140

Ares Capital Corp.	170,000	2,859,398

Total investment companies (cost $24,521,089)		$27,436,538

SHORT-TERM INVESTMENTS (9.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.19% [d]	285,849,322	$285,849,322

Putnam Money Market Liquidity Fund 0.07% [e]	55,340,965	55,340,965

U.S. Treasury Bills for effective yields ranging from 0.19%
to 0.23%, August 25, 2011	$1,225,000	1,224,297

Total short-term investments (cost $342,414,743)		$342,414,584

TOTAL INVESTMENTS

Total investments (cost $3,197,993,613)		$3,886,701,509

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2010 through May 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $3,595,834,991.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$394,577,333	$—	$—

Consumer staples	221,183,464	—	—

Energy	327,513,094	146,771,158	—

Financials	734,721,570	—	—

Health care	380,228,975	—	—

Industrials	338,813,296	—	—

Information technology	268,288,350	—	—

Materials	117,869,885	—	—

Telecommunication services	136,877,490	—	—

Utilities	134,124,056	—	—

Total common stocks	3,054,197,513	146,771,158	—

Convertible bonds and notes	—	126,465,163	—

Convertible preferred stocks	—	189,416,553	—

Investment companies	27,436,538	—	—

Short-term investments	55,340,965	287,073,619	—

Totals by level	$3,136,975,016	$749,726,493	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $280,226,314 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,856,803,326)	$3,545,511,222
Affiliated issuers (identified cost $341,190,287) (Notes 1 and 6)	341,190,287

Cash	1,547,174

Foreign currency (cost $354,170) (Note 1)	358,621

Dividends, interest and other receivables	12,148,756

Receivable for shares of the fund sold	5,168,468

Receivable for investments sold	44,561,868

Total assets	3,950,486,396

LIABILITIES

Payable for investments purchased	51,239,063

Payable for shares of the fund repurchased	13,041,454

Payable for compensation of Manager (Note 2)	1,456,222

Payable for investor servicing fees (Note 2)	726,380

Payable for custodian fees (Note 2)	22,558

Payable for Trustee compensation and expenses (Note 2)	514,303

Payable for administrative services (Note 2)	18,498

Payable for distribution fees (Note 2)	1,436,841

Collateral on securities loaned, at value (Note 1)	285,849,322

Other accrued expenses	346,764

Total liabilities	354,651,405

Net assets	$3,595,834,991

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$3,488,677,669

Undistributed net investment income (Note 1)	36,953,110

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(618,547,571)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	688,751,783

Total — Representing net assets applicable to capital shares outstanding	$3,595,834,991

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,804,166,120 divided by 170,189,352 shares)	$16.48

Offering price per class A share (100/94.25 of $16.48)*	$17.49

Net asset value and offering price per class B share ($124,931,318 divided by 7,658,410 shares)**	$16.31

Net asset value and offering price per class C share ($112,463,881 divided by 6,880,043 shares)**	$16.35

Net asset value and redemption price per class M share ($37,281,146 divided by 2,284,228 shares)	$16.32

Offering price per class M share (100/96.50 of $16.32)*	$16.91

Net asset value, offering price and redemption price per class R share
($55,895,403 divided by 3,411,402 shares)	$16.38

Net asset value, offering price and redemption price per class Y share
($461,097,123 divided by 27,979,456 shares)	$16.48

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $821,851)	$46,151,896

Interest (including interest income of $18,672 from investments in affiliated issuers) (Note 6)	503,135

Securities lending (Note 1)	521,526

Total investment income	47,176,557

EXPENSES

Compensation of Manager (Note 2)	8,244,661

Investor servicing fees (Note 2)	5,009,574

Custodian fees (Note 2)	22,302

Trustee compensation and expenses (Note 2)	175,212

Administrative services (Note 2)	55,539

Distribution fees — Class A (Note 2)	3,389,685

Distribution fees — Class B (Note 2)	657,656

Distribution fees — Class C (Note 2)	514,584

Distribution fees — Class M (Note 2)	136,148

Distribution fees — Class R (Note 2)	123,544

Other	410,504

Total expenses	18,739,409

Expense reduction (Note 2)	(185,709)

Net expenses	18,553,700

Net investment income	28,622,857

Net realized gain on investments (Notes 1 and 3)	224,927,607

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	43,887

Net unrealized appreciation of investments during the period	294,845,159

Net gain on investments	519,816,653

Net increase in net assets resulting from operations	$548,439,510

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/11*	Year ended 11/30/10

Operations:
Net investment income	$28,622,857	$46,448,962

Net realized gain on investments and
foreign currency transactions	224,927,607	271,577,264

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	294,889,046	(131,721,623)

Net increase in net assets resulting from operations	548,439,510	186,304,603

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(22,209,391)	(39,198,405)

Class B	(617,141)	(1,410,588)

Class C	(490,121)	(733,673)

Class M	(212,424)	(380,634)

Class R	(337,858)	(403,100)

Class Y	(3,745,981)	(7,727,370)

Increase in capital from settlement payments (Note 7)	18,004	—

Redemption fees (Note 1)	—	8,126

Decrease from capital share transactions (Note 4)	(15,116,706)	(37,136,843)

Total increase in net assets	505,727,892	99,322,116

NET ASSETS

Beginning of period	3,090,107,099	2,990,784,983

End of period (including undistributed net investment
income of $36,953,110 and $35,943,169, respectively)	$3,595,834,991	$3,090,107,099

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
May 31, 2011**	$14.09	.13	2.39	2.52	(.13)	—	(.13)	—	— [d,e]	$16.48	17.94 *	$2,804,166	.53*	.84*	24*
November 30, 2010	13.47	.21	.63	.84	(.22)	—	(.22)	— [e]	—	14.09	6.33	2,456,538	1.12	1.53	66
November 30, 2009	10.59	.24	2.87	3.11	(.23)	—	(.23)	— [e]	—	13.47	29.85	2,318,615	1.21 [f]	2.09 [f]	102
November 30, 2008	16.27	.30	(5.69)	(5.39)	(.28)	(.01)	(.29)	— [e]	—	10.59	(33.60)	1,729,477	1.04 [f]	2.09 [f]	69
November 30, 2007	17.35	.30	.55	.85	(.30)	(1.63)	(1.93)	— [e]	—	16.27	5.39	2,796,331	.98 [f]	1.64 [f]	73
November 30, 2006	16.71	.31 [g]	2.62	2.93	(.26)	(2.03)	(2.29)	— [e]	—	17.35	17.73	2,732,861	.95 [f,g]	1.74 [f,g]	77

Class B
May 31, 2011**	$13.95	.07	2.36	2.43	(.07)	—	(.07)	—	— [d,e]	$16.31	17.46 *	$124,931	.90*	.46*	24*
November 30, 2010	13.34	.10	.63	.73	(.12)	—	(.12)	— [e]	—	13.95	5.48	129,145	1.87	.76	66
November 30, 2009	10.48	.15	2.85	3.00	(.14)	—	(.14)	— [e]	—	13.34	28.96	183,148	1.96 [f]	1.35 [f]	102
November 30, 2008	16.09	.19	(5.63)	(5.44)	(.16)	(.01)	(.17)	— [e]	—	10.48	(34.11)	163,856	1.79 [f]	1.30 [f]	69
November 30, 2007	17.18	.16	.54	.70	(.16)	(1.63)	(1.79)	— [e]	—	16.09	4.55	434,031	1.73 [f]	.88 [f]	73
November 30, 2006	16.56	.17 [g]	2.61	2.78	(.13)	(2.03)	(2.16)	— [e]	—	17.18	16.86	598,199	1.70 [f,g]	.96 [f,g]	77

Class C
May 31, 2011**	$13.98	.07	2.38	2.45	(.08)	—	(.08)	—	— [d,e]	$16.35	17.53 *	$112,464	.90*	.48*	24*
November 30, 2010	13.38	.11	.62	.73	(.13)	—	(.13)	— [e]	—	13.98	5.45	87,165	1.87	.78	66
November 30, 2009	10.51	.15	2.87	3.02	(.15)	—	(.15)	— [e]	—	13.38	29.03	74,761	1.96 [f]	1.34 [f]	102
November 30, 2008	16.15	.19	(5.66)	(5.47)	(.16)	(.01)	(.17)	— [e]	—	10.51	(34.15)	45,378	1.79 [f]	1.32 [f]	69
November 30, 2007	17.24	.16	.55	.71	(.17)	(1.63)	(1.80)	— [e]	—	16.15	4.58	92,850	1.73 [f]	.88 [f]	73
November 30, 2006	16.61	.17 [g]	2.62	2.79	(.13)	(2.03)	(2.16)	— [e]	—	17.24	16.90	96,929	1.70 [f,g]	.98 [f,g]	77

Class M
May 31, 2011**	$13.96	.09	2.36	2.45	(.09)	—	(.09)	—	— [d,e]	$16.32	17.61 *	$37,281	.78*	.59*	24*
November 30, 2010	13.35	.14	.63	.77	(.16)	—	(.16)	— [e]	—	13.96	5.77	32,614	1.62	1.02	66
November 30, 2009	10.49	.18	2.85	3.03	(.17)	—	(.17)	— [e]	—	13.35	29.30	32,972	1.71 [f]	1.59 [f]	102
November 30, 2008	16.12	.22	(5.64)	(5.42)	(.20)	(.01)	(.21)	— [e]	—	10.49	(33.96)	24,102	1.54 [f]	1.57 [f]	69
November 30, 2007	17.21	.21	.54	.75	(.21)	(1.63)	(1.84)	— [e]	—	16.12	4.85	53,415	1.48 [f]	1.14 [f]	73
November 30, 2006	16.59	.21 [g]	2.62	2.83	(.18)	(2.03)	(2.21)	— [e]	—	17.21	17.15	56,203	1.45 [f,g]	1.23 [f,g]	77

Class R
May 31, 2011**	$14.01	.11	2.37	2.48	(.11)	—	(.11)	—	— [d,e]	$16.38	17.76 *	$55,895	.65*	.73*	24*
November 30, 2010	13.41	.18	.62	.80	(.20)	—	(.20)	— [e]	—	14.01	5.98	41,246	1.37	1.31	66
November 30, 2009	10.54	.21	2.87	3.08	(.21)	—	(.21)	— [e]	—	13.41	29.61	16,767	1.46 [f]	1.84 [f]	102
November 30, 2008	16.20	.27	(5.67)	(5.40)	(.25)	(.01)	(.26)	— [e]	—	10.54	(33.79)	7,136	1.29 [f]	1.89 [f]	69
November 30, 2007	17.29	.25	.56	.81	(.27)	(1.63)	(1.90)	— [e]	—	16.20	5.13	7,492	1.23 [f]	1.39 [f]	73
November 30, 2006	16.67	.27 [g]	2.60	2.87	(.22)	(2.03)	(2.25)	— [e]	—	17.29	17.38	3,734	1.20 [f,g]	1.51 [f,g]	77

Class Y
May 31, 2011**	$14.09	.15	2.39	2.54	(.15)	—	(.15)	—	— [d,e]	$16.48	18.08 *	$461,097	.40*	.98*	24*
November 30, 2010	13.48	.24	.63	.87	(.26)	—	(.26)	— [e]	—	14.09	6.52	343,399.87		1.76	66
November 30, 2009	10.59	.27	2.88	3.15	(.26)	—	(.26)	— [e]	—	13.48	30.28	364,522	.96 [f]	2.33 [f]	102
November 30, 2008	16.27	.34	(5.69)	(5.35)	(.32)	(.01)	(.33)	— [e]	—	10.59	(33.43)	170,229	.79 [f]	2.34 [f]	69
November 30, 2007	17.36	.34	.55	.89	(.35)	(1.63)	(1.98)	— [e]	—	16.27	5.58	326,482	.73 [f]	1.88 [f]	73
November 30, 2006	16.72	.35 [g]	2.63	2.98	(.31)	(2.03)	(2.34)	— [e]	—	17.36	18.01	297,560	.70 [f,g]	1.97 [f,g]	77

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 18, 2011 (Note 7).

e Amount represent less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2009	0.02%

November 30, 2008	<0.01

November 30, 2007	<0.01

November 30, 2006	<0.01

g Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended November 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Equity Income Fund (the fund) is a Massachusetts business trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income. We invest mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that we believe are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from December 1, 2010 through May 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $280,226,314 and the fund received cash collateral of $285,849,322.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2010, the fund had a capital loss carryover of $828,311,535 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$150,013,386	November 30, 2016

678,298,149	November 30, 2017

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $3,213,157,256, resulting in gross unrealized appreciation and depreciation of $737,440,795 and $63,896,542, respectively, or net unrealized appreciation of $673,544,253.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion,
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,838 under the expense offset arrangements and by $182,871 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,975, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $168,301 and $1,240 from the sale of class A and class M shares, respectively, and received $36,704 and $1,742 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $308 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $811,826,874 and $842,900,173, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/11		Year ended 11/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	15,540,956	$245,915,869	41,990,606	$574,041,228

Shares issued in connection with
reinvestment of distributions	1,339,060	20,705,371	2,693,685	36,725,928

	16,880,016	266,621,240	44,684,291	610,767,156

Shares repurchased	(21,050,504)	(331,303,951)	(42,401,858)	(577,714,781)

Net increase (decrease)	(4,170,488)	$(64,682,711)	2,282,433	$33,052,375

	Six months ended 5/31/11		Year ended 11/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	543,715	$8,548,079	999,702	$13,555,429

Shares issued in connection with
reinvestment of distributions	37,658	574,666	98,029	1,328,044

	581,373	9,122,745	1,097,731	14,883,473

Shares repurchased	(2,181,314)	(34,210,749)	(5,571,478)	(75,729,744)

Net decrease	(1,599,941)	$(25,088,004)	(4,473,747)	$(60,846,271)

	Six months ended 5/31/11		Year ended 11/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,220,413	$19,210,533	1,764,935	$23,982,102

Shares issued in connection with
reinvestment of distributions	25,008	383,621	43,419	589,115

	1,245,421	19,594,154	1,808,354	24,571,217

Shares repurchased	(599,210)	(9,412,909)	(1,163,075)	(15,749,034)

Net increase	646,211	$10,181,245	645,279	$8,822,183

	Six months ended 5/31/11		Year ended 11/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	196,264	$3,052,990	331,608	$4,462,535

Shares issued in connection with
reinvestment of distributions	13,210	202,193	26,813	362,961

	209,474	3,255,183	358,421	4,825,496

Shares repurchased	(261,785)	(4,090,045)	(491,723)	(6,662,589)

Net decrease	(52,311)	$(834,862)	(133,302)	$(1,837,093)

	Six months ended 5/31/11		Year ended 11/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	821,692	$12,954,561	2,121,518	$29,017,554

Shares issued in connection with
reinvestment of distributions	20,862	321,513	27,974	378,520

	842,554	13,276,074	2,149,492	29,396,074

Shares repurchased	(374,682)	(5,843,750)	(456,586)	(6,147,250)

Net increase	467,872	$7,432,324	1,692,906	$23,248,824

	Six months ended 5/31/11		Year ended 11/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	6,277,427	$99,999,063	12,505,807	$170,134,759

Shares issued in connection with
reinvestment of distributions	217,973	3,376,727	524,984	7,155,708

	6,495,400	103,375,790	13,030,791	177,290,467

Shares repurchased	(2,885,773)	(45,500,488)	(15,708,529)	(216,867,328)

Net increase (decrease)	3,609,627	$57,875,302	(2,677,738)	$(39,576,861)

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$1,420,384	$1,420,384

Total	$1,420,384	$1,420,384

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$180,000	$180,000

Total	$180,000	$180,000

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $18,672 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $352,005,017 and $325,795,611, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $18,004 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Kenneth R. Leibler	Mark C. Trenchard
Putnam Investment	Robert E. Patterson	Vice President and
Management, LLC	George Putnam, III	BSA Compliance Officer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	W. Thomas Stephens	Robert T. Burns
Vice President and
Investment Sub-Manager	Officers	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	President	James P. Pappas
London, England SW1A 1LD		Vice President
Jonathan S. Horwitz
Marketing Services	Executive Vice President,	Judith Cohen
Putnam Retail Management	Principal Executive	Vice President, Clerk and
One Post Office Square	Officer, Treasurer and	Assistant Treasurer
Boston, MA 02109	Compliance Liaison
Michael Higgins
Custodian	Steven D. Krichmar	Vice President, Senior Associate
State Street Bank	Vice President and	Treasurer and Assistant Clerk
and Trust Company	Principal Financial Officer
Nancy E. Florek
Legal Counsel	Janet C. Smith	Vice President, Assistant Clerk,
Ropes & Gray LLP	Vice President, Assistant	Assistant Treasurer and
	Treasurer and Principal	Proxy Manager
Trustees	Accounting Officer
John A. Hill, Chairman		Susan G. Malloy
Jameson A. Baxter,	Beth S. Mazor	Vice President and
Vice Chairman	Vice President	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
Paul L. Joskow

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA020
268240 7/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2011